UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)      November 30, 2009
COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1800 — 114th Avenue SE
BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On November 30, 2009, Redbox Automated Retail, LLC (“Redbox”), a wholly owned subsidiary of Coinstar, Inc. (“Coinstar”), filed amended complaints (the “Amended Complaints”) regarding its allegations against Warner Home Video and 20th Century Fox relating to antitrust, copyright misuse and tortious interference claims, in response to distribution terms implemented or proposed by such studios that would prohibit Redbox from receiving delivery of DVD titles until several weeks following the street date. Based on questions that Coinstar and Redbox have received from investors, analysts and media since the filing of the Amended Complaints, Coinstar and Redbox wish to provide the following additional information.
Certain Walmart, Best Buy and Target stores have informed field representatives of Redbox that such stores were limiting sales of new-release DVDs to as few as three copies. Although Redbox continues to encounter these types of challenges to its workaround strategy of procuring new-release DVDs, many third-party retailer locations, including Walmart, Best Buy and Target locations, have continued to sell new-release DVDs to Redbox without those limitations. However, there can be no assurance that Redbox will be able to obtain new-release DVDs in sufficient quantities or on financially advantageous terms or that attempts to restrict its new release DVD purchases will not be more widespread.
Certain statements in the foregoing paragraphs are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will” and “continue,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The forward-looking statements in this release include statements regarding Redbox’s ability to purchase sufficient numbers of new-release DVDs on financially advantageous terms. Forward-looking statements are not guarantees of future events and may vary materially from the events expressed or implied in such statements. Differences may result from actions taken by Redbox, Coinstar, studios or retailers, including those beyond our or Redbox’s control. Such risks and uncertainties include, but are not limited to, Redbox’s ability to successfully implement its workaround strategy, including purchase of new-release DVDs in required quantities or on financially advantageous terms. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors affecting Redbox and otherwise, please review “Risk Factors” described in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as other filings. These forward-looking statements reflect Coinstar’s expectations as of the date hereof. Coinstar undertakes no obligation to update the information provided herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
	By:	/s/ Donald R. Rench
Date: December 2, 2009		Donald R. Rench
General Counsel and Corporate Secretary

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